Exhibit (j)(i)

                               CONSENT OF COUNSEL

        We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 46 to the Registration Statement of the Fifth Third Funds on Form N-1A under the Securities Act of 1933, as amended.

                                                              /s/ Ropes & Gray

                                                              Ropes & Gray

Washington, D.C.
                                                              November 27, 2002


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